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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 15, 1998


                           First Union Direct Bank, N.A.
         (Successor to the First Union National Bank of Georgia as Originator
                              of the First Union Master Credit Card Trust)
         --------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust

                  United States                               33-98546                  56-2017017
----------------------------------------------        ------------------------        -------------
(State or Other Jurisdiction of Incorporation)        (Commission File Number)        (IRS Employer
                                                                                      Identification Number)


                  600 Broad Street
                  Augusta, Georgia                                30903
         ---------------------------------------                ----------
         (Address of Principal Executive Office)                (Zip Code)


Registrant's telephone number, including area code (706) 823-2580


                                     N/A
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5.  The First Union Master Credit Card Trust, Series 1996-1
            Certificateholders' Statement for the period of September 1998 was delivered to Certificateholders on October 15, 1998. The First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the period of September 1998 was delivered to Certificateholders on October 20, 1998. Pursuant to the Pooling and Servicing Agreement, dated September 29, 1995 the payments made on the October 20, 1998 distribution date represents the final payment to the First Union Master Credit Card Trust , Series 1996-2 Class B Certificateholders.

Item 6.     Not Applicable.

Item 7.     Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2 and 20.3.

     Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the October 15, 1998 Distribution Date.

     Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the October 20, 1998 Distribution Date.

     Exhibit 20.3 Trust and Public Series Summary for the First Union Master Credit Card Trust as of September 1998.

Item 8.     Not Applicable.

Item 9.     Not Applicable.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          FIRST UNION DIRECT BANK, N.A.,
                                          on behalf of the First Union
                                          Master Credit Card Trust


                                          By:      /s/ James L. Wieczorek, Jr.
                                               --------------------------------
                                             Name:    James L. Wieczorek, Jr.
                                             Title:   Assistant



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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------
Exhibit 20.1      First Union Master Credit Card Trust, Series 1996-1
                  Certificateholders' Statement for the October 15, 1998
                  Distribution Date.

Exhibit 20.2      First Union Master Credit Card Trust, Series 1996-2
                  Certificateholders' Statement for the October 20, 1998
                  Distribution Date.

Exhibit 20.3      Trust and Public Series Summary for the First Union Master
                  Credit Card Trust as of September 1998.



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